J.P. Morgan Series Trust II

Supplement dated February 22, 2000 to the combined Statement of Additional Information dated APRIL 13, 1999 as supplemented July 1, 1999:

The following replaces the section under the heading "Custodian and Transfer Agent":

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian Contract, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Trust shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.